Supplement, dated August 9, 2005
to Prospectus and Statement of Additional Information, dated May 1, 2005

SUPPLEMENT
MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

The Board of Directors of Mutual of America Institutional Funds, Inc. ("Institutional Funds") has approved the termination of the subadvisory agreement between the Adviser and Oak Associates, Ltd., and management of the Adviser has terminated such agreement effective July 28, 2005. All references to "Oak Associates", to "subadviser" when used specifically to refer to Oak Associates, and to the portfolio managers of Oak Associates (Mr. Oelschlanger, Mr. Yardeni, Mr. MacKay and Ms. Barton) are hereby deleted from the Prospectus and Statement of Additional Information, wherever they appear.

On Page 10 of the Prospectus under the heading, "All America Fund", the first paragraph (as amended by the Supplement dated May 16, 2005) is deleted and replaced by the following:

The large cap value and large cap growth segments of the All America Fund are managed by a team consisting of Stephen Rich, Marguerite Wagner and Eleanor Innes. The small cap value segment of the Fund is managed by Stephen Rich and the small cap growth segment of the Fund is managed by Marguerite Wagner.

Marguerite Wagner, Executive Vice President of the Adviser, is responsible for managing the small cap growth portion of the actively managed assets of the Fund. Ms. Wagner joined the Adviser on May 2, 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser, and she has 20 years of experience selecting securities and managing portfolios.

In the tables on Pages 20-23 of the Statement of Additional Information describing other accounts managed by the portfolio managers of the Adviser, the team of Stephen Rich, Marguerite Wagner and Eleanor Innes also manage the large cap value and large cap growth segments of the Mutual of America Investment Corporation ("Investment Corporation") All America Fund. The small cap value segment of Investment Corporation's All America Fund is managed by Stephen Rich and the small cap growth segment of the Fund is managed by Marguerite Wagner. The Equity segment of the Investment Corporation Composite Fund is managed by the team of Stephen Rich, Marguerite Wagner and Eleanor Innes.